Citi One-on-One MLP Midstream Infrastructure Conference August 2014 1

Cautionary Statements Cautionary Statements Citi One-On-One MLP Conference 2 This presentation contains forward-looking statements and information. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” included in our 2013 Annual Report on Form 10-K (as updated by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014). Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team. All forward-looking statements in this presentation and in any other written or oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties include, among others:  the volatility of natural gas, crude oil and NGL prices and the price and demand of products derived from these commodities;  competitive conditions in our industry and the extent and success of producers increasing production or replacing declining production and our success in obtaining new sources of supply;  industry conditions and supply of pipelines, processing and fractionation capacity relative to available natural gas from producers;  our dependence upon a relatively limited number of customers for a significant portion of our revenues;  actions taken, inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers;  our ability to effectively recover NGLs at a rate equal to or greater than our contracted rates with customers;  our ability to produce and market NGLs at the anticipated differential to NGL index pricing;  our access to markets enabling us to match pricing indices for purchases and sales of natural gas and NGLs;  our ability to complete projects within budget and on schedule, including but not limited to, timely receipt of necessary government approvals and permits, our ability to control the costs of construction and other factors that may impact projects;  our ability to consummate acquisitions, successfully integrate the acquired businesses and realize anticipated cost savings and other synergies from any acquisitions, including in respect of our acquisition of the TexStar rich gas system assets;  our ability to manage over time changing exposure to commodity price risk;  the effectiveness of our hedging activities or our decisions not to undertake hedging activities;  our access to financing and ability to remain in compliance with our financing covenants;  our ability to generate sufficient operating cash flow to fund our quarterly distributions;  changes in general economic conditions;  the effects of downtime associated with our assets or the assets of third parties interconnected with our systems;  operating hazards, fires, natural disasters, weather-related delays, casualty losses and other matters beyond our control;  the failure of our processing and fractionation plants to perform as expected, including outages for unscheduled maintenance or repair;  the effects of laws and governmental regulations and policies;  the effects of existing and future litigation; and  other financial, operational and legal risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. Developments in any of these areas could cause actual results to differ materially from those anticipated or projected, affect our ability to maintain distribution levels and/or access necessary financial markets, or cause a significant reduction in the market price of our common units. The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this presentation may not, in fact, occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.

• Southcross Energy LLC and TexStar Midstream Services, LP (“TexStar”), a South Texas based gathering and processing company, combined to form Southcross Holdings LP (“Holdings”) • EIG Global Energy Partners, Charlesbank Capital Partners and Tailwater Capital each indirectly own roughly one-third of Holdings • Southcross Energy Partners, L.P. (NYSE: SXE) (“Southcross”) acquired TexStar’s rich gas system assets for approximately $450 million, consisting of $180 million in cash and 14.633 million new payment-in-kind (“PIK”) Class B convertible units • Approximately two-thirds of TexStar’s legacy assets remain at Holdings and are expected to be made available to be dropped down to Southcross over time • Remaining assets at Holdings include the Lancaster Gathering System and NGL System Transformational Transaction On August 4, 2014 Citi One-On-One MLP Conference 3 Southcross is the premier Eagle Ford-focused midstream MLP

Increased Scale • Four processing plants, two fractionation facilities, approximately 3,000 miles of pipelines • Access to Holdings’ extensive gathering system and new 63kb/d NGL fractionation facility near Corpus Christi Operational and Financial Stability • Combined asset platform mitigates risk, provides additional market outlets for customers Meaningful Synergies • Immediate $50 million savings to shorten Webb Pipeline • Complementary footprints and blended management team provide new opportunities for growth Visible Growth • Continue to fill already constructed capacity • Organic growth through Webb Pipeline and on-going projects • Future potential drop-downs of assets from Holdings Transformational Transaction Rationale Leveraging our strengths to drive unitholder value Citi One-On-One MLP Conference 4

Corporate Structure Southcross Holdings LP (“Holdings”) Southcross Energy Partners, L.P. (NYSE: SXE) Legacy SXE Assets TexStar Rich Gas Assets Legacy TexStar Assets NGL System Public 43% LP Interest 2% GP Interest 57% LP Interest Southcross Energy Partners GP, LLC Lancaster Gathering System Citi One-On-One MLP Conference 5 Financial sponsor ownership through various holding companies

History of Progress

SOUTHCROSS ENERGY

2009	2010	2011	2012	2013	2014
• Acquired core assets	• Expanded Gregory processing plant • Built and acquired two pipeline assets	• Won anchor contracts for Eagle Ford expansion • Completed Enterprise Alabama acquisition • Initiated construction of two new processing and fractionation facilities	• Completed Woodsboro processing plant • Completed Bonnie View fractionator • Completed IPO	• Completed expansion of Bonnie View fractionator • Completed Bee Line	• Initiated Webb Pipeline • Completed $149 million follow-on equity offering • Completed Onyx acquisition • Completed TexStar acquisition

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Southcross is a traditional MLP with an integrated midstream value chain and assets leveraged to the growing Eagle Ford shale Integrated Midstream Value Chain in South Texas Investment Highlights Citi One-On-One MLP Conference 7 Direct Access to Attractive Lower Gulf Coast NGL and Gas Markets Significant Growth From Potential Future Drop-Downs Strong Organic Growth Opportunities in Premier Eagle Ford Region Strategically Located Assets Recent Synergistic Acquisition Expected to Drive Near-Term Distribution Growth

$26.9 $15.3 $11.5 $8.5 $6.6 $5.5 $5.4 $3.1 E a g le F o rd B a k k e n M a rc e llu s W o lf c a m p /C lin e N io b rar a Ut ic a B o n e S p ri n g H a y n e s v ill e Strategic Location in Prolific, Liquids Rich Eagle Ford Shale Expected 2014 Eagle Ford Upstream Capex Exceeds All Other United States Plays Rapid Eagle Ford Production Growth 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 MBoe/d Oil/Condensate NGL Gas The Eagle Ford is expected to see more capital in 2014 than the Bakken and Marcellus combined ($ in billions) Citi One-On-One MLP Conference 8 Source: Wood Mackenzie Source: Wood Mackenzie

Southcross Services • Natural gas gathering, processing, treating, compression and transportation • NGL fractionation and transportation • Source, purchase, transport and sell natural gas and NGLs Competitive Advantages • Proximate to prolific Eagle Ford shale production • Proximate to growing Gulf Coast petrochemical infrastructure and export markets • Connection to gas and purity NGL markets • Ability to avoid Mt. Belvieu transportation costs Integrated Midstream Value Chain W ellhead Gathering and Compression Gas Processing and T reating Plants Mixed NG L Pipelines Fractionation Facilities NG L Products Pipelines NG L T erminals and Storage Facilities NG L T ransportation Lines/Rail and T ruck NG L Retailers/ End Users Natural Gas End Users T ransportation Lines/ Storage Citi One-On-One MLP Conference 9

 Diverse market outlets are an advantage in attracting producer contracts  Local markets provide incremental downstream margins  Direct connections to growing industrial markets and all interstate and intrastate pipelines  Well-positioned to transport future Eagle Ford gas to new markets, including export markets in Mexico and LNG facilities Competitive Advantages of Dry Gas System Pipelines 18% Direct end-use customers Focus on End-Use Markets 2013 Southcross South Texas Gas Sales by Market (MMBtu/d) 82% Citi One-On-One MLP Conference 10 Attractive Dry Gas End-Use Markets

Competitive Advantages of NGL System 82% Citi One-On-One MLP Conference 11 Direct Access to Attractive NGL Markets • Advantaged footprint in expanding Gulf Coast petrochemical infrastructure and NGL markets • End-use NGL markets provides attractive pricing and market outlets • New NGL export terminals near Corpus Christi are in development • Vast majority of North American ethane cracking is on the Gulf Coast and is expanding

Lower Gulf Coast Projects Present Opportunities



Petrochemical Projects

- Lyondell to add 800 million lbs/year of ethylene capacity at Corpus Christi plant by late 2015
- OxyChem and MexiChem to build 1.2 billion lbs/year ethylene cracker near Corpus Christi by 2017



Refining Projects

- Valero upgrading 325kb/d Corpus Christi refinery
- Flint Hills plans to reconfigure 230kb/d Corpus Christi West Refinery
- Martin Midstream, Magellan Midstream plan to construct new condensate splitters at facilities in Corpus Christi



Trafigura – November 14, 2013 Press Release

- Trafigura spending $500 million to expand dock facilities at Corpus Christi
- Expansion to meet increasing demand for water access for Eagle Ford production



Cheniere – April 7, 2014 and July 17, 2014 Press Releases

- Entered into 20 year LNG supply agreements with Endesa
- Signed agreement to supply EDF with 380,000 tons / year of LNG from Train 3 as early as 2019
- Expect to complete steps to final investment decision and construction by early 2015



NET Midstream Pipeline to Mexico – December 6, 2013 Press Release

- 120-mile, 42″ and 48″ diameter natural gas pipeline with associated compression
- Expect to place pipeline into service in December 2014
- Will transport gas from nine interconnects at the Agua Dulce Hub in Nueces County, Texas to Mexico



Martin Midstream – October 3, 2013 Press Release

- Martin Midstream announced purchase of Port of Corpus Christi property on Harbor Island
- Plans to build a $500 million LPG plant to be completed in next three years
- Plant and related marine terminals and LPG barges to capitalize on increased opportunity from Eagle Ford

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Summary of TexStar Acquisition Accretive acquisition of strategic rich gas system assets • Acquisition of Eagle Ford midstream assets for approximately $450 million, consisting of $180 million in cash and 14.6 million payment-in-kind Class B convertible units • 300 MMcf/d gas processing facility • 230 miles rich gas and residue gas pipelines • Approximately 100% fixed-fee business • Connected to Holdings-owned Lancaster gathering system and NGL system Citi One-On-One MLP Conference 13 Processing Plants Fractionators Rich Gas System Webb Pipeline Southcross Pipelines Assets at SXE: Assets at Holdings: NGL System Lancaster Gathering System

Premier Eagle Ford Footprint Citi One-On-One MLP Conference 14 Processing Plants (MMcf/d) Capacity Lone Star 300 Woodsboro 200 Gregory 135 Conroe 50 Total 685 Fractionation (MBbls/d) Capacity Bonnie View 22.5 Gregory 4.8 Total 27.3 Processing Plant Fractionator Southcross Pipeline System Webb Pipeline Under Construction

Southcross Holdings Potential Drop-Down Assets Lancaster System  63,000 Bbls/d NGL Robstown Fractionator  56 mile Y-grade pipeline from the Lone Star Plant to the Robstown Fractionator  49 mile Y-grade pipeline from the Lone Star Plant to Refugio County NGL System Citi One-On-One MLP Conference 15  600 miles of sweet and sour gas gathering lines  100 MMcf/d sour gas treating facility  Additional treating facility under construction Lancaster System NGL System Webb Pipeline Robstown Fractionator

Southcross Path to Growth

Second Quarter Actual

$10mm ADJUSTED EBITDA

- 685 MMcf/d processing capacity
- Approximately 50% full during 2Q 2014

Fourth Quarter Guidance

$22-28mm ADJUSTED EBITDA

- Rich gas system acquisition
- New gas supply contracts:
  - Webb MVC – 35MMcf/d
  - Producer MVC – 35MMcf/d
  - Producer MVC – 27MMcf/d
  - Producer MVC – 8MMcf/d

Future Growth

- Fill remaining plant capacity
- Organic project growth
- Potential drop-downs of legacy TexStar assets which remain at Holdings







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Opportunity for Southcross Unit Price Improvement Source: Barclays Capital, August 11, 2014 Note: Gray shading denotes peers with significant assets at GP level Peer Valuation Analysis Citi One-On-One MLP Conference 17

• Strategically located assets • Integrated midstream value chain in South Texas • Direct access to attractive Lower Gulf Coast NGL and gas markets • Recent synergistic acquisition expected to drive near-term distribution growth • Strong organic growth opportunities in premier Eagle Ford region • Significant growth opportunities from potential future drop-downs Citi One-On-One MLP Conference 18 Southcross Investment Summary

(1) Includes 14.6 million Class B convertible units; excludes GP units NYSE Ticker Total Units Unit Price Market Capitalization SXE 50.6 million units(1) $23.48(2) $1.2 billion(2) $227 million(3) Debt at June 30, 2014 Quarterly Distribution $0.40 per unit ($1.60 per unit on an annualized basis) Current Yield 6.9%(2) (2) As of August 15, 2014 Southcross Fact Sheet Citi One-On-One MLP Conference 19 (3) Excludes $180 million of debt issued to acquire rich gas system assets

Cautionary Statements Non-GAAP Measures Citi One-On-One MLP Conference 20 We believe that Adjusted EBITDA and distributable cash flow are widely accepted financial indicators of our operational performance and our ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA and distributable cash flow are not measures calculated in accordance with GAAP. We define Adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation and amortization expense, certain non-cash charges such as non- cash equity compensation and unrealized gains/losses on derivative contracts, major litigation net of recoveries, transaction expense, revenue deferral adjustment and selected charges that are unusual or non-recurring, less interest income, income tax benefit, unrealized gains on commodity derivative contracts and selected gains that are unusual or non-recurring. A revenue deferral adjustment relates primarily to long-term contracts in which the cash consideration we receive for providing service varies from the revenue recognized during the period. Adjusted EBITDA should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. Adjusted EBITDA is used as a supplemental measure by our management and by external users of our financial statements, such as investors, commercial banks, research analysts and others, to assess: • the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions; • operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and • the attractiveness of capital projects and acquisitions and the overall rates of return on investment opportunities. We define distributable cash flow as Adjusted EBITDA plus interest income, less cash paid for interest (net of capitalized costs), income tax expense and maintenance capital expenditures. We use distributable cash flow to analyze our performance. Distributable cash flow does not reflect changes in working capital balances. Distributable cash flow is used to assess: • the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and • the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities. Non-GAAP Financial Measures Adjusted EBITDA and distributable cash flow are not financial measures presented in accordance with GAAP. We believe that the presentation of these non-GAAP financial measures provides useful information to investors in assessing our financial condition, results of operations and cash flows from operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. The GAAP measure most directly comparable to distributable cash flow is net cash provided by operating activities. Our non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Each of these non-GAAP financial measures has important limitations as an analytical tool because each excludes some but not all items that affect the most directly comparable GAAP financial measure. You should not consider either of Adjusted EBITDA or distributable cash flow in isolation or as a substitute for analysis of our results as reported under GAAP. Because Adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry, our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Citi One-On-One MLP Conference 21 Reconciliation to Adjusted EBITDA (Dollars in Thousands) Three Months Ended, 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 Reconciliation of net loss to Adjusted EBITDA: Net (loss) income $ (6,192) $ (4,069) $ 674 $ (1,289) $ (2,961) Add (deduct): Depreciation and amortization expense 8,261 9,447 8,590 8,528 8,978 Interest expense 3,101 3,587 3,855 2,973 1,771 Unit-based compensation 685 552 542 529 1,082 Income tax (benefit) expense 260 125 (19) 8 56 Unrealized (gain) loss - - (120) (32) 175 Revenue deferral adjustment - - - 1,182 444 Gain on sale of assets, net - - (25) - (45) Loss on asset disposal - - - 4 - Major litigation, net of recoveries - - 517 273 630 Transaction expenses for acquisition - - - 303 4 Other, net 132 20 24 18 44 Adjusted EBITDA $ 6,247 $ 9,662 $ 14,038 $ 12,497 $ 10,178